UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 15, 2004

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30242 (Commission File Number)	72-1449411 (IRS Employer Identification No.)

5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)

(225) 926-1000
(Registrants’ telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

                On November 15, 2004, Lamar Advertising Company announced via press release its results for the third quarter ended September 30, 2004 and the filing of its Form 10-Q for that quarter.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Item
99.1	Press release, dated November 15, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated November 15, 2004.

4